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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------

        Date of Report (Date of earliest event reported): JANUARY 9, 2001


                                  MESABI TRUST
                                  ------------
             (Exact name of registrant as specified in its charter)


           NEW YORK                     1-4488                 13-6022277
           --------                     ------                 ----------
 (State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)             File Number)          Identification No.)


                           C/O BANKERS TRUST COMPANY,
                        CORPORATE TRUST AND AGENCY GROUP
                                  P.O. BOX 318
                              CHURCH STREET STATION
                             NEW YORK, NY 10008-0318
                    (Address of principal executive officers)

                                 (212) 250-6519
              (Registrant's telephone Number, including area code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Mesabi Trust reports that a press release dated January 9, 2001, a copy of which is filed herewith as Exhibit 99.1, was made publicly available on January 9, 2001. The press release announced that Cleveland-Cliffs, Inc., the corporate parent of Northshore Mining Company, which is the lessee/operator of Mesabi Trust lands, intends to reduce iron ore pellet production at Northshore by approximately 700,000 tons in 2001. For complete information, see the press release.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not Applicable

         (b)  PRO FORMA FINANCIAL INFORMATION.

                  Not Applicable

         (c)  EXHIBITS.

                  Ex. 99.1 Press Release dated January 9, 2001 (filed electronically herewith).



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MESABI TRUST
                                  ----------------------------------------------
                                                     (REGISTRANT)

                                  By: BANKERS TRUST COMPANY
                                      Corporate Trustee
                                  Principal Administrative Officer and duly
                                  authorized signatory:*


*Dated:  January 9, 2001         By:  /s/ Daniel M. Chipko
                                    --------------------------------------------
                                    Name:     Daniel M. Chipko
                                    Title:    Associate

*There are no directors
or executive officers
of the Registrant


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                                INDEX TO EXHIBITS

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

Item No.          Description                                        Method of Filing
--------          -----------                                        ----------------
99.1              Press Release dated January 9, 2001............    Filed Electronically
                                                                     herewith.
